Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350

 (SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Amended Annual Report of Mustang Geothermal Corp. (the "Company") on Form 10-K/A for the period ending March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Pikero, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 3, 2012

By: /s/ Kevin Pikero

Kevin Pikero

CFO and Director

(Principal Financial Officer)